UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2018

Commission file number 001-31617

BRISTOW GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	72-0679819
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2103 City West Blvd., 4th Floor, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

None

Former name, former address and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On November 9, 2018, the Company issued a press release announcing the acquisition of all of the issued and outstanding shares of Columbia Helicopters, Inc. by Bear Acquisition I, LLC, a newly formed subsidiary of the Company, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished, not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Accordingly, the information contained in Exhibit 99.1 will not be incorporated by reference into any registration statement or other document filed by Bristow Group Inc. pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

Effective as of November 8, 2018, the Company amended the ABL facilities agreement dated April 17, 2018 between, amongst others, Barclays Bank PLC (as agent), Bristow Norway AS and Bristow Helicopters Limited, as borrowers and guarantors, and the Company, as guarantor, as amended from time to time (the “ABL”), pursuant to a letter agreement dated November 7, 2018 and made by the Company and agreed to by Barclays Bank PLC, on behalf of the finance parties under the ABL (the “ABL Amendment”). The ABL Amendment amends the ABL to, among other things, provide that certain of the provisions, including covenants and events of default contained therein, will exclude unrestricted subsidiaries (as designated under the indenture governing the 8.75% Senior Secured Notes due 2023) from the requirements and defaults thereunder.

The foregoing description of the ABL Amendment does not purport to be complete and is qualified in its entirety by reference to the ABL Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On November 13, 2018, the Company issued a press release announcing a consent solicitation for its 8.75% Senior Secured Notes due 2023, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment to ABL Facilities Agreement

99.1	Press Release, dated as of November 9, 2018 – Acquisition of Columbia Helicopters, Inc.

99.2	Press Release, dated as of November 13, 2018 – Consent Solicitation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.

Date: November 13, 2018	By:	/s/ L. Don Miller
L. Don Miller
Senior Vice President and Chief Financial Officer